UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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CHESTNUT STREET EXCHANGE FUND

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CHESTNUT STREET EXCHANGE FUND

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19137

1-866-311-7541

May 28, 2021

Dear Partner:

We are pleased to invite you to a Special Meeting of Partners (the “Meeting”) of Chestnut Street Exchange Fund (the “Fund”) to be held at Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 on June 25, 2021 at 10:00 a.m., Eastern Time. At the Meeting, you will be asked to vote on the following important proposals (each a “Proposal”):

●	Approval of a new investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc.

●	Approval of a second investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc. to replace the new advisory agreement effective when a change of control of Mitchell Sinkler & Starr, Inc. occurs (the “Change of Control Event”) which will automatically terminate the new advisory agreement.

This Proxy Statement contains information about the Proposals and the materials to use when voting in person, by mail, telephone, or through the Internet.

The Fund’s Board of Managing General Partners has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals. Each Proposal is described in greater detail in the Proxy Statement.

Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet as soon as possible. Your vote is extremely important, no matter how large or small your holdings may be.

The Fund is using Alliance Advisors, LLC, a professional proxy solicitation firm, to assist Partners in the voting process. If you have any questions regarding the Proposal or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free at 855-200-8097.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at http://www.viewproxy.com/chestnutSpecialMeeting/2021. We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Thank you for your time in considering these important Proposals and for your continued investment in and support of Chestnut Street Exchange Fund.

Sincerely,

Terry Wettergreen
President and Chief Compliance Officer

IMPORTANT INFORMATION FOR FUND PARTNERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Chestnut Street Exchange Fund (the “Fund”) that require a Partner vote.

Q.	Why am I receiving this proxy statement?

A.	The Board of Managing General Partners (the “Board”) of the Fund, including all of the Managing General Partners who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted at a special Board meeting held on April 19, 2021 to change the investment adviser for the Fund to Mitchell Sinkler & Starr, Inc. (“Mitchell Sinkler & Starr” or the “Adviser”), effective on the first business day after the approval of the new investment advisory agreement (the “New Advisory Agreement”) by the Partners of the Fund.

Additionally, at the special meeting, the Board also approved a second advisory agreement (the “Second Advisory Agreement”) between the Fund and Mitchell Sinkler & Starr, to replace the New Advisory Agreement when a change of control of Mitchell Sinkler & Starr occurs on December 31, 2021 that will automatically terminate the New Advisory Agreement. The terms of the Second Advisory Agreement are identical to the New Advisory Agreement, with the exception of the effective date. The approval of the Second Advisory Agreement is contingent upon the Partners’ approval of the New Advisory Agreement. This means that if the New Advisory Agreement is not approved, then the Second Advisory Agreement will not take effect.

The New Advisory Agreement is being proposed because the Fund’s current investment adviser, BlackRock Capital Management, Inc. (“BlackRock”), requested an increase in its advisory fee. The Board decided to seek other candidates to serve as the Fund’s investment adviser at a lower fee rate than the rate requested by BlackRock. After considering other candidates, Managing General Partners chose Mitchell Sinkler & Starr to replace BlackRock, subject to the approval of the Partners of the Fund. The proposed change in the investment adviser will not change the investment objective or policies of the Fund; however, the investment advisory fee payable to Mitchell Sinkler & Starr will be lower than the advisory fee currently paid to BlackRock under the current advisory agreement. If approved by the Partners, the New Advisory Agreement will be effective on the first business day after such approval is obtained.

The Second Advisory Agreement is being proposed because the president of Mitchell Sinkler & Starr, Mr. William Wylie, who currently holds a majority of Mitchell Sinkler & Starr’s outstanding shares, is planning to retire. In accordance with the terms of a written agreement between Mr. Wylie and Mitchell Sinkler & Starr, effective on December 31, 2021, all of his shares will be purchased by the firm and will no longer be outstanding, which will automatically increase the percentage of the remaining shareholders’ ownership of shares. As a result, in addition to decreasing the percentage of Mr. Wylie’s shares from a majority of the outstanding shares to zero, the percentage of shares owned by Mr. W. Gregory Richardson will automatically increase from 18% to over 25% of the firm’s outstanding shares.

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Pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, such as the Fund, terminates automatically upon its “assignment.” The purchase and transfer of all of Mr. Wylie’s shares, representing a majority of Mitchell Sinkler & Starr’s outstanding common stock, by and to the firm as treasury shares pursuant to the written agreement and the resulting automatic increase in the percentage of shares owned by Mr. Richardson are likely to be considered an “assignment” which will result in the automatic termination of the New Advisory Agreement (collectively, the “Change of Control Event”).

In order to ensure that Mitchell Sinkler & Starr’s investment advisory services to the Fund can continue uninterrupted, the Partners are also being asked to vote to approve the Second Advisory Agreement, which will take effect when the Change of Control Event occurs and terminates the New Advisory Agreement. Approving both agreements at the same time will permit the Fund to benefit from the continuation of services by Mitchell Sinkler & Starr without the expense of another proxy solicitation or the need to hold another Partner meeting within only a few months after this Meeting. However, if the Change of Control Event does not occur by January 7, 2022, the Fund will conduct another proxy solicitation and meeting of the Partners to approve a new advisory agreement.

The Partners’ approval of the Second Advisory Agreement is contingent upon the Partners’ approval of the New Advisory Agreement. This means that if the New Advisory is not approved, then the Second Advisory Agreement will not take effect. The Second Advisory Agreement and the New Advisory Agreement are identical, except for the effective date. The Change of Control Event is not expected to have any adverse material impact on the operations, financial or other resources of Mitchell Sinkler & Starr or have any impact on the nature, extent or quality of the investment advisory services provided by Mitchell Sinkler& Starr to the Fund.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement and the Second Advisory Agreement.

Q.	Why are the New Advisory Agreement and the Second Advisory Agreement being voted on?

Under the 1940 Act, the Fund’s Partners must approve any new investment advisory agreement for the Fund. Therefore, the Fund’s Partners must approve the New Advisory Agreement in order for Mitchell Sinkler & Starr to serve as the investment adviser to the Fund. Additionally, under the 1940 Act, an advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. The Change of Control Event is likely to be considered such a transfer resulting in the automatic termination of the New Advisory Agreement. Therefore, the Fund’s Partners are also being asked to approve the Second Advisory Agreement in order for Mitchell Sinker & Starr to continue to serve as the investment adviser to the Fund after the Change of Control Event without the expense of another proxy solicitation or the need to hold another Partner meeting within only a few months after this Meeting. However, if the Change of Control Event does not occur by January 7, 2022, the Fund will conduct another proxy solicitation and meeting of the Partners to approve a new advisory agreement.

The Board has been advised that Mitchell Sinkler & Starr intends to comply with the requirements of Section 15(f) of the 1940 Act with respect to the assignment of the New Advisory Agreement of the Fund. Section 15(f) permits an investment adviser to an investment company, or any of the adviser’s affiliates, to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory agreement if: (a) for a period of three years after the time of such a transaction at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, (b) for a two-year period there is no “unfair burden” imposed on any such investment company as a result of the transaction. The term "unfair burden" is defined in Section 15(f) to include any arrangement whereby the investment advisor, or any interested person of such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

The Change of Control Event may constitute such a sale triggering the application of Section 15(f). The Board currently satisfies the 75% requirement of Section 15(f) and expects to remain so in the future. Mitchell Sinkler & Starr has represented to the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Fund as a result of the Change of Control Event and it has agreed that it, and its affiliates, will take no action that would have the effect of imposing an “unfair burden” on the Fund for so long as the requirements of Section 15(f) apply.

Q.	Who is Mitchell Sinkler & Starr?

A.	Founded in 1969, Mitchell Sinkler & Starr is a Securities and Exchange Commission registered investment adviser. Independent and 100% employee-owned, Mitchell Sinkler & Starr provides investment advice and fiduciary services to individuals, families, retirement accounts, estates, trusts and charitable institutions throughout the U.S. and abroad. Based in Philadelphia, Pennsylvania, the Firm had approximately $1.23 billion in assets under management as of December 31, 2020.

Q.	Who will serve as the portfolio managers of the Fund?

A.	Mr. W. Gregory Richardson, CFA and Mr. Peter T. Toscani, CFA, CFP® will serve as co-portfolio managers of the Fund under both the New Advisory Agreement and the Second Advisory Agreement.

Mr. Richardson joined Mitchell Sinkler & Starr as a Portfolio Manager in 2005 and is currently Vice President and a stockholder of Mitchell Sinkler & Starr. He will assume the role of President of Mitchell Sinkler & Starr when Mr. Wylie steps down as President on December 31, 2021. He is a graduate of Trinity College and received a Master’s Degree in Mechanical Engineering from Boston University. Prior to joining Mitchell Sinkler & Starr, he was Vice President and Equity Manager for Investors Trust Company, a subsidiary of National Penn Bank, and was a member of that firm’s Investment Committee. Prior to Investors Trust Company, he was an analyst at Meketa Investment Group, an investment consulting firm in Boston. He holds the professional designation of Chartered Financial Analyst (“CFA”) and is a member of both the CFA Institute and the Philadelphia Securities Association.

Mr. Toscani joined Mitchell Sinkler & Starr as a Portfolio Manager in 2019 and is a stockholder of Mitchell Sinkler & Starr. He is a graduate of the U.S. Naval Academy and a Navy veteran. Prior to joining Mitchell Sinkler & Starr, he was a Portfolio Analyst performing security analysis for the Berwyn family of mutual funds, managed by The Killen Group and acquired by Chartwell Investment Partners in 2016. Prior to this, he performed manager research, asset allocation and risk management for both SEI Corp. and Zeke Capital Advisors, an ultra-high net worth wealth advisory firm. He holds the professional designations of Chartered Financial Analyst and Certified Financial Planner and is a member of the CFA Institute and the Philadelphia Securities Association.

Q.	How will the New Advisory Agreement and the Second Advisory Agreement affect the Fund?

A.	The Fund and its investment objective and policies will not change as a result of the New Advisory Agreement. You will still own the same number of units of partnership interest (“Shares”) of the Fund and the value of your investment will not change as a result of the change of the Fund’s investment adviser from BlackRock to Mitchell Sinkler & Starr. The New Advisory Agreement contains the same terms with respect to the services to be provided, but with a lower fee structure, than the Fund’s current advisory agreement, as amended, with BlackRock (“Current Advisory Agreement”), and is discussed in more detail in the enclosed Proxy Statement.

The Fund and its investment objective and policies will also not change as a result of the Second Advisory Agreement. You will still own the same number of Shares of the Fund and the value of your investment will not change as a result of the Change of Control Event. The Change of Control Event is not expected to have any adverse material impact on the operations, financial or other resources of Mitchell Sinkler & Starr or have any impact on the nature, extent or quality of the services provided by Mitchell Sinkler & Starr to the Fund under the New Advisory Agreement. Other than the effective date, the Second Advisory Agreement is identical to the New Advisory Agreement.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement or the Second Advisory Agreement?

A.	No. The investment advisory fee rate under the New Advisory Agreement will be lower than it is under the Current Advisory Agreement. The Second Advisory Agreement will have the same advisory fee rate as the New Advisory Agreement.

Q.	What will happen if Partners do not approve the New Advisory Agreement or the Second Advisory Agreement?

A.	If the New Advisory Agreement is not approved, then the Second Advisory Agreement will not be presented for approval by the Partners, and the Board will consider other alternative firms to serve as the investment adviser to the Fund as the Board deems appropriate and in the best interests of the Fund, subject to approval by the Fund’s Partners.

If the New Advisory Agreement is approved but the Second Advisory Agreement is not approved, the New Advisory Agreement will automatically terminate upon the occurrence of the Change of Control Event, and Mitchell Sinkler & Starr would not be able to continue to serve as the Fund’s investment adviser. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim advisory agreement with a duration of no more than 150 days and seeking approval of a new advisory agreement by the Fund’s Partners, or liquidation of the Fund.

Q.	How does the Fund’s Board recommend that I vote?

A.	The Fund’s Board unanimously recommends that you vote FOR the New Advisory Agreement and the Second Advisory Agreement. The reasons for the Board’s recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q.	When and where will the Meeting be held?

A.	The Meeting will be held at Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 on June 25, 2021, at 10:00 a.m. Eastern Time.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	Yes. The Fund will pay the costs of the preparation of the proxy statement and solicitation of Partner votes on the proposals.

Q.	Do I have to attend the Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or Internet procedures for voting your shares as set forth below.

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Q.	How can I vote my shares?

You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the toll free number on the enclosed proxy card;

●	Through the Internet, using the website address on the enclosed proxy card; or

●	In person at the Meeting.

Q.	Who should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact our proxy solicitor, Alliance Advisors, LLC, toll free, at 855-200-8097. Representatives are available to take your call Monday-Friday, 9:00 a.m. to 5:00 p.m., Eastern Time.

CHESTNUT STREET EXCHANGE FUND

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19137

NOTICE OF SPECIAL MEETING OF PARTNERS

Notice is hereby given that a Special Meeting of Partners (the “Meeting”) of Chestnut Street Exchange Fund (the “Fund”) will be held at Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 on June 25, 2021 at 10:00 a.m., Eastern Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc.

Proposal 2: Approval of a second investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc. to replace the new advisory agreement effective when a change of control of Mitchell Sinkler & Starr, Inc. occurs (the “Change of Control Event”) which will automatically terminate the new advisory agreement.

The Fund’s Board of Managing General Partners unanimously recommends that Partners vote FOR the proposals (each a “Proposal”).

Holders of record of shares of the Fund at the close of business on May 21, 2021 are entitled to vote at the Meeting and at any adjournments or postponements thereof with respect to the Proposals. Partners are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Managing General Partners,

Michael P. Malloy
Secretary

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A Partner may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Meeting to be held on June 25, 2021. This Proxy Statement is available on the following website: http://www.viewproxy.com/chestnutSpecialMeeting/2021.

TABLE OF CONTENTS

Pages 3-6	Proposal 1 – Approval of New Investment Advisory Agreement
Pages 7-10	Proposal 2 – Approval of Second Investment Advisory Agreement
Pages 11-14	Board Approval and Recommendation of the Proposals
Pages 14-18	Additional Information
Exhibit A	Form of New Investment Advisory Agreement
Exhibit B	Form of Second Investment Advisory Agreement

CHESTNUT STREET EXCHANGE FUND

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19137

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Managing General Partners of Chestnut Street Exchange Fund (the “Fund”) for use at a Special Meeting of Partners (the “Meeting”) of the Fund to be held on June 25, 2021 at 10:00 a.m., Eastern Time, at Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137. The Fund is organized as a California limited partnership and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to Partners on or about May 28, 2021, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by the Fund.

The Managing General Partners have fixed the close of business on May 21, 2021 as the record date for the determination of Partners entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 227,791.400 issued and outstanding units of partnership interest (“Shares”) of the Fund.

COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO PARTNERS. THE FUND WILL FURNISH TO ANY PARTNER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF THE FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO PARTNERS. ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO CHESTNUT STREET EXCHANGE FUND, 223 WILMINGTON WEST CHESTER PIKE, SUITE 216, CHADDS FORD, PA 19137 OR CALLING TOLL-FREE 1-866-311-7541. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

Partners are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting. The following proposals will be voted on by all Partners of the Fund voting as a single class:

Proposal 1: Approval of a new investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc.

Proposal 2: Approval of a second investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc. to replace the new advisory agreement effective when a change of control of Mitchell Sinkler & Starr, Inc. occurs (the “Change of Control Event”) which will automatically terminate the new advisory agreement.

A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any Partner giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Board of Managing General Partners (the “Board”) of the Chestnut Street Exchange Fund (the “Fund”) unanimously recommends that Partners of the Fund vote FOR the approval of the new investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc. (“Mitchell Sinkler & Starr” or the “Adviser”).

At the Special Meeting of Partners (the “Meeting”), Partners of the Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Mitchell Sinkler & Starr. The New Advisory Agreement, which was approved by the Board on April 19, 2021, contains the same terms with respect to the services to be provided by Mitchell Sinkler & Starr, but with lower fees, than those under the Fund’s existing investment management agreement, as amended, with BlackRock Capital Management, Inc. (“BlackRock”) (the “Current Advisory Agreement”).

Background

In December 2020, BlackRock requested an increase in its advisory fee charged to the Fund under the Current Advisory Agreement. The Current Advisory Agreement, dated September 29, 2006, as amended on November 1, 2014, was last submitted to the vote of Partners of the Fund on October 15, 2014 to amend the agreement to remove BlackRock’s obligation to perform administrative services to the Fund and to reduce the advisory fee. The Current Advisory Agreement was last approved by the Board at its annual contract renewal meeting on October 28, 2020.

After discussions with Fund officers and legal counsel, the Managing General Partners decided to consider other candidates to serve as the Fund’s investment adviser at a lower fee rate than the rate requested by BlackRock. After consideration of responses to requests for proposal from multiple investment advisory firms, it was the consensus of the Board to move forward with Mitchell Sinkler & Starr as the candidate to replace BlackRock as the Fund’s investment adviser.

At a special meeting of the Managing General Partners held on April 19, 2021, the Managing General Partners, including all of the Managing General Partners who are not “interested persons” as defined in the Investment Company Act of 1940 (the “1940 Act”), unanimously voted to approve the New Advisory Agreement between the Fund and Mitchell Sinkler & Starr, subject to the approval of the Partners of the Fund, and to notify BlackRock of its intention to terminate the Current Advisory Agreement. If approved by the Partners at this Meeting, the New Advisory Agreement will be effective on the first business day after such approval is obtained.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are the same as the terms of the Current Advisory Agreement with respect to services to be provided by Mitchell Sinkler & Starr; however, the New Advisory Agreement has a lower fee than the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Current Advisory Agreement.”

W. Gregory Richardson and Peter Toscani will serve as co-portfolio managers of the Fund under the New Advisory Agreement. The proposed change in investment adviser from BlackRock to Mitchell Sinkler & Starr will not change the investment objective or policies of the Fund.

Information about the Adviser

Mitchell Sinkler & Starr is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mitchell Sinkler & Starr is an independent, 100% employee-owned firm that provides investment advice and fiduciary services to individuals, families, retirement accounts, estates, trusts and charitable institutions. Mitchell Sinkler & Starr was founded in 1969 and had approximately $1.23 billion in assets under management as of December 31, 2020. The Adviser’s principal office is located at Two Penn Center Plaza, Suite 1320, Philadelphia, PA 19102.

Compensation Paid to the Adviser

Under the New Advisory Agreement, Mitchell Sinkler & Starr will be entitled to receive a monthly advisory fee computed at the following annual rate of the Fund’s average daily net assets in return for the services provided to the Fund. The advisory fee is lower than the advisory fee payable under the Current Advisory Agreement.

Fund	Fee Rate Under New Advisory Agreement*	Fee Rate Under Current Advisory Agreement*
Chestnut Street Exchange Fund	0.10%	0.32% of the first $100 million 0.24% of the next $100 million 0.26% in excess of $200 million Minus $36,000 annual fee

*	Fees are determined on the basis of the average daily net assets of the Fund.

For the fiscal year ended December 31, 2020, the Fund paid BlackRock $537,556 pursuant to the Current Advisory Agreement which is equal to an effective fee rate of 0.28%.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Under the New Advisory Agreement, Mitchell Sinkler& Starr will provide investment advisory services to the Fund for a lower fee than the Fund was obligated to pay under the Current Advisory Agreement, and under terms with respect to services that are otherwise the same as the Current Advisory Agreement.

Advisory Services. Both the New Advisory Agreement and Current Advisory Agreement state that, subject to the supervision of the Board, the investment adviser will provide a continuous investment program for the Fund’s portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio in accordance with the Fund’s investment objectives, policies and restrictions. The investment adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. Further, it is the responsibility of the investment adviser to: (1) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer; (2) conform with all applicable laws, rules and regulations; and (3) not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund.

Expenses. Under both the New Advisory Agreement and Current Advisory Agreement, the investment adviser will bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

Fees. Under the Current Advisory Agreement, the Fund pays BlackRock a fee computed daily and payable monthly at the annual rate of 0.32% of the first $100,000,000 of the Fund’s net assets, plus 0.24% of the next $100,000,000 of the Fund’s net assets, plus 0.26% of the Fund’s net assets exceeding $200,000,000, which is reduced by an annual charge of $36,000 that is charged ratably against monthly payments. Under the New Advisory Agreement, the Fund will pay Mitchell Sinkler & Starr a fee computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of the Fund.

Set forth below are the advisory fees, expressed in dollars and as a percentage of the Fund’s average daily net assets, that BlackRock received during the fiscal year ended December 31, 2020 as compared to the advisory fees that Mitchell Sinkler & Starr would have received had the New Advisory Agreement been in effect during the fiscal year ended December 31, 2020.

	Current Advisory Agreement		New Advisory Agreement
Fund	Dollars	Current Advisory Fee Effective Rate*	Proposed Advisory Fee Rate*	Dollars If Proposed Advisory Fee In Place	Percentage Change
Chestnut Street Exchange Fund	$537,556	0.28%	0.10%	$209,441	(61%)

*	The advisory fee rates under both the Current Advisory Agreement and the New Advisory Agreement are based on the aggregate average net assets of the Fund.

Limitation of Liability. Each of the New Advisory Agreement and Current Advisory Agreement provides that, subject to applicable provisions of the 1940 Act, the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by it in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.

Term and Termination. The New Advisory Agreement will continue in effect for an initial two year period from the date of execution and will thereafter continue in effect for successive annual periods, subject to annual approval (i) by the vote of a majority of the Managing General Partners who are not parties to such advisory agreement or “interested persons” (as that term is defined in the 1940 Act) of any such party, and (ii) by a majority of Managing General Partners or by a vote of a majority of the outstanding Shares of the Fund.

Both the New Advisory Agreement and the Current Advisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the investment adviser, or by the investment adviser at any time, without payment of any penalty, on 90 days' written notice to the Fund. In addition, both the New Advisory Agreement and the Current Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Amendment. The Current Advisory Agreement provides that no provision may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities. Under the New Advisory Agreement this provision was modified to require written approval of any changes, waivers, discharges or terminations by all parties to the agreement in accordance with the provisions of the 1940 Act and the rules and regulations thereunder. Therefore, Partner approval of such changes would be sought only if required by the 1940 Act and the rules and regulations thereunder.

THE FUND’S BOARD OF MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

PROPOSAL 2

APPROVAL OF SECOND INVESTMENT ADVISORY AGREEMENT

The Board of Managing General Partners (the “Board”) of the Chestnut Street Exchange Fund (the “Fund”) unanimously recommends that Partners of the Fund vote FOR the approval of the second investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc. (“Mitchell Sinkler & Starr” or the “Adviser”).

Subject to the Partners’ approval of the new advisory agreement (the “New Advisory Agreement”) between the Fund and Mitchell Sinkler & Starr at the Special Meeting of Partners (the “Meeting”), Partners will be asked to approve a second investment advisory agreement (the “Second Advisory Agreement”) between the Fund and Mitchell Sinkler & Starr to replace the New Advisory Agreement when a change of control of Mitchell Sinkler & Starr occurs at the end of this year that will automatically terminate the New Advisory Agreement. The terms of the Second Advisory Agreement are identical to those of the New Advisory agreement, except for the effective date. The change of control of Mitchell Sinkler & Starr is not expected to have any adverse material impact on the operations, financial or other resources of Mitchell Sinkler & Starr or have any impact the nature, extent or quality of the investment advisory services provided by Mitchell Sinker & Starr to the Fund.

Background

As discussed in Proposal 1 above, at a special Board meeting held on April 19, 2021 (the “Board Meeting”), the Board, including all of the Managing General Partners who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to change the investment adviser for the Fund to Mitchell Sinkler & Starr, subject to the approval of the New Advisory Agreement by the Partners of the Fund. If approved by the Partners of the Fund, Mitchell Sinkler & Starr will serve as the Fund’s investment adviser on the first business day after such approval is obtained.

Mitchell Sinkler & Starr is an independent, employee-owned investment advisory firm. Mitchell Sinkler & Starr has one class of shares, and each outstanding share has one vote. Mitchell Sinkler & Starr’s president, Mr. William Wylie, who currently holds a majority of Mitchell Sinkler & Starr’s outstanding shares, is planning to retire. In accordance with the terms of a written agreement between Mr. Wylie and Mitchell Sinkler & Starr, effective on December 31, 2021, all of his shares will be purchased by Mitchell Sinkler & Starr and will no longer be outstanding, which will automatically increase the percentage of the remaining shareholders’ ownership of shares. As a result, besides the decrease of the percentage of Mr. Wylie’s shares from a majority of the outstanding shares to zero, the percentage of shares owned by Mr. Richardson will automatically increase from 18% to over 25% of the firm’s outstanding shares.

Pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, such as the Fund, terminates automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. The purchase and transfer of all of Mr. Wylie’s shares, representing a majority of Mitchell Sinkler & Starr’s outstanding common stock, by and to the firm as treasury shares pursuant to the written agreement and the resulting automatic increase in the percentage of shares owned by Mr. Richardson are likely to result in the automatic termination of the New Advisory Agreement (collectively, the “Change of Control Event”).

In order to ensure that Mitchell Sinkler & Starr’s investment advisory services can continue uninterrupted without the expense of another proxy solicitation or the need to hold another Partner meeting within only a few months after this Meeting, the Managing General Partners, including all of the Managing General Partners who are not “interested persons” as defined in the 1940 Act, unanimously voted to approve the Second Advisory Agreement at the Board Meeting. The Second Advisory Agreement will be effective when the Change of Control Event occurs and terminates the New Advisory Agreement. However, if the Change of Control Event does not occur by January 7, 2022, the Fund will conduct another proxy solicitation and meeting of the Partners to approve a new advisory agreement.

The form of the Second Advisory Agreement is attached hereto as Exhibit B. Other than the effective date, the Second Advisory Agreement is identical to the New Advisory Agreement. The terms of the Second Advisory Agreement are summarized below in “Summary of the Second Advisory Agreement and New Advisory Agreement.”

The Change of Control Event is not expected to have any adverse material impact on the operations, financial or other resources of Mitchell Sinkler & Starr or have any impact on the nature, extent or quality of the services provided by Mitchell Sinkler & Starr to the Fund. The Fund’s investment objective or policies would remain the same under the Second Advisory Agreement. W. Gregory Richardson and Peter Toscani would serve as co-portfolio managers of the Fund under both the Second Advisory Agreement and the New Advisory Agreement.

Currently Mitchell Sinkler & Starr is, and after the Change of Control Event intends to continue to be, registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mitchell Sinkler & Starr is, and after the Change of Control Event intends to continue to be, an independent, 100% employee-owned firm. The firm provides investment advice and fiduciary services to individuals, families, retirement accounts, estates, trusts and charitable institutions. Mitchell Sinkler & Starr was founded in 1969 and had approximately $1.23 billion in assets under management as of December 31, 2020. The Adviser’s principal office is located at Two Penn Center Plaza, Suite 1320, Philadelphia, PA 19102.

Summary of the Second Advisory Agreement and the New Advisory Agreement

A copy of the Second Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the Second Advisory Agreement, and the description set forth in this Proxy Statement of the Second Advisory Agreement is qualified in its entirety by reference to Exhibit B.

Under the Second Advisory Agreement, Mitchell Sinkler& Starr will provide the same investment advisory services to the Fund as under the New Advisory Agreement. Other than the effective date, the Second Advisory Agreement is identical to the New Advisory Agreement.

Advisory Services. Both the Second Advisory Agreement and New Advisory Agreement state that, subject to the supervision of the Board, the investment adviser will provide a continuous investment program for the Fund’s portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio in accordance with the Fund’s investment objectives, policies and restrictions. The investment adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. Further, it is the responsibility of the investment adviser to: (1) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer; (2) conform with all applicable laws, rules and regulations; and (3) not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund.

Expenses. Under both the Second Advisory Agreement and New Advisory Agreement, the investment adviser will bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

Fees. Under both the Second Advisory Agreement and New Advisory Agreement, Mitchell Sinkler & Starr will be entitled to receive a monthly advisory fee computed at the annual rate of 0.10% the Fund’s average daily net assets in return for the services provided to the Fund.

Limitation of Liability. Each of the Second Advisory Agreement and New Advisory Agreement provides that, subject to applicable provisions of the 1940 Act, the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by it in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.

Term and Termination. The Second Advisory Agreement will continue in effect for an initial two year period from the date of execution, which is expected to be as of the date of the Change of Control Event, and will thereafter continue in effect for successive annual periods, subject to annual approval (i) by the vote of a majority of the Managing General Partners who are not parties to such advisory agreement or “interested persons” (as that term is defined in the 1940 Act) of any such party, and (ii) by a majority of Managing General Partners or by a vote of a majority of the outstanding Shares of the Fund.

Both the Second Advisory Agreement and the New Advisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the investment adviser, or by the investment adviser at any time, without payment of any penalty, on 90 days' written notice to the Fund. In addition, both the Second Advisory Agreement and the New Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Amendment. Both the Second Advisory Agreement and New Advisory Agreement require written approval of any changes, waivers, discharges or terminations by all parties to the agreement in accordance with the provisions of the 1940 Act and the rules and regulations thereunder. Therefore, Partner approval of such changes would be sought only if required by the 1940 Act and the rules and regulations thereunder.

The approval of the Second Advisory Agreement is contingent upon the approval of the New Advisory Agreement. If both the New Advisory Agreement and the Second Advisory Agreement are approved, the Second Advisory Agreement will take effect on the date of the Change of Control Event, which is scheduled to occur at the end of this year. However, if the Change of Control Event does not occur by January 7, 2022, the Fund will conduct another proxy solicitation and meeting of the partners to approve a new advisory agreement.

If the New Advisory Agreement is approved but the Second Advisory Agreement is not approved, the New Advisory Agreement will automatically terminate upon the occurrence of the Change of Control Event, and Mitchell Sinkler & Starr would not be able to continue to serve as the Fund’s investment adviser. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim advisory agreement with a duration of no more than 150 days and seeking approval of a new advisory agreement by the Partners, or liquidation of the Fund.

THE FUND’S BOARD OF MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SECOND ADVISORY AGREEMENT

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSALS

The New Advisory Agreement and the Second Advisory Agreement (collectively referred to in this section as the “Agreements”) were unanimously approved by the Managing General Partners and were recommended for approval by the shareholders of the Fund at a special Board meeting held on April 19, 2021 (the “Board Meeting”). Pursuant to an order granted by the U.S. Securities and Exchange Commission in light of the COVID-19 pandemic (the “Order”) and a determination by the Managing General Partners that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Board Meeting was held by video and telephone conference.

Prior to the Board Meeting, the Managing General Partners requested and received responses to requests for proposals from multiple investment advisers, including Mitchell Sinkler & Starr, to replace BlackRock as the investment adviser to the Fund. The Managing General Partners discussed each response at the January 27, 2021 regular Board meeting, and subsequently requested and received additional information from Mitchell Sinkler & Starr. A majority of the Managing General Partners then met by video conference with representatives of Mitchell Sinkler & Starr on February 16, 2021 to further discuss the firm’s experience and qualifications and other matters relating to their proposal to provide investment management services to the Fund. As a result of that meeting, it was the consensus of the Managing General Partners to proceed toward selecting Mitchell Sinkler & Starr as the Fund’s investment adviser and solicited and received further information from Mitchell Sinkler & Starr in advance of the Board Meeting.

During this process it was determined that the anticipated changes to the ownership of Mitchell Sinkler & Starr’s outstanding shares later this year may be deemed an “assignment” of and automatically terminate any previously entered into advisory agreement with Mitchell Sinkler & Starr (the “Change of Control Event”). In anticipation of the Change of Control Event, the Managing General Partners also considered at the Board Meeting the Second Advisory Agreement, which is identical to the New Advisory Agreement, to be effective upon the automatic termination of the New Advisory Agreement.

The material factors and conclusions that formed the basis for the determination of the Managing General Partners to approve the Agreements are discussed below:

In determining whether to approve the Agreements at the Board Meeting, the Managing General Partners reviewed and considered, among other things: (i) a memorandum from independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors the Managing General Partners should consider in their evaluation of the Agreements; (ii) the information provided and presentations by representatives of Mitchell Sinkler & Starr to the Managing General Partners on January 27, 2021, February 16, 2021 and at the Board Meeting, including, among other things: (1) the nature and extent of the services to be provided to the Fund and in comparison to the services provided under the Current Advisory Agreement; (2) the experience and qualifications of the investment professionals who would be providing those services; (3) its investment process to be applied to the Fund; (4) the current organizational structure of the firm and the changes to its organizational structure as a result of the anticipated Change of Control Event and its impact on the firm’s management of the Fund; (5) information on Mitchell Sinkler & Starr’s approach to retention and compensation of investment advisory and other key personnel; (6) its assets under management and client relationships; (7) the proposed advisory fee for the Fund and the advisory fee arrangements with its other clients; (8) its financial condition, Form ADV and insurance coverage; (9) its trade allocation, best execution and soft dollar commission polices; (10) its compliance processes; and (11) ancillary benefits and entrepreneurial risks.

The Managing General Partners recognized that while Mitchell Sinkler & Starr had not previously served as the investment adviser to a registered investment company, the firm represented that it has managed many client accounts, with low basis legacy equity positions and where clients have prioritized tax efficiency and income in addition to investment performance, as does the Fund. The Managing General Partners considered Mitchell Sinkler & Starr’s representation that it does not manage any other accounts with similar investment objectives and strategy as the Fund, and concluded that the performance of those accounts was not relevant to this factor. The Managing General Partners discussed with management of Mitchell Sinkler & Starr the overall long-term performance record of the Fund, its historic investment style, and the resources that Mitchell Sinkler & Starr would apply in managing the Fund. The Managing General Partners also considered that the services to be provided under Agreements would be the same as the services provided under the Current Advisory Agreement.

The Managing General Partners viewed favorably that the proposed advisory fee payable to Mitchell Sinkler & Starr is lower than the current fee payable to BlackRock. The Managing General Partners also noted that the advisory fee payable to Mitchell Sinkler & Starr is lower than the fee paid to BlackRock’s similarly managed mutual fund. The Managing General Partners considered that economies of scale are not present since the Fund is closed to new investors. The Managing General Partners noted that unlike the current BlackRock advisory fee, the proposed 0.10% fee payable to Mitchell Sinkler & Starr is a flat fee with no breakpoints; however, it is lower than 0.24%, which is the lowest breakpoint in BlackRock’s current fee. The Managing General Partners also considered that Mitchell Sinkler & Starr does not intend to utilize soft dollars and does not anticipate any ancillary benefits other than the potential reputational benefit of being an adviser to a registered fund. The Managing General Partners did not consider Mitchell Sinkler & Starr’s expected profitability as the firm does not allocate expenses to specific clients; however they did consider Mitchel Sinkler and Starr’s representation that the firm is profitable. The Managing General Partners concluded that Mitchell Sinkler & Starr has sufficient personnel, with appropriate education and experience, and resources to serve the Fund effectively. Based on the information and presentations provided, the Managing General Partners concluded that the expected nature, extent and quality of the services to be provided by Mitchell Sinkler & Starr under the Agreements were appropriate for the Fund.

The Managing General Partners also considered Mitchel Sinkler and Starr’s representation that the Change of Control Event is not expected to have any adverse material impact on the operations, financial or other resources of the firm or have any impact on the nature, extent or quality of the investment advisory services provided by Mitchell Sinkler & Starr to the Fund. The Fund’s investment objective or policies would remain the same under the Second Advisory Agreement. W. Gregory Richardson and Peter Toscani would serve as co-portfolio managers of the Fund under both the Second Advisory Agreement and the New Advisory Agreement and the services to be provided under the Second Advisory Agreement will be identical to the services provided under the New Advisory Agreement. The Managing General Partners also considered that the Second Advisory Agreement is identical to the New Advisory Agreement, except that its effective date will commence as of the date of the Change of Control Event that terminates the New Advisory Agreement. The Managing General Partners also considered that approval of both the New Advisory Agreement and the Second Advisory Agreement by the Partners at the same time will permit the Fund to benefit from a decrease in the advisory fee immediately after the approval of the New Agreement and continuation of services by Mitchell Sinkler & Starr without the expense of another proxy solicitation and the need for another Partner meeting within a few months after this Meeting.

The Managing General Partners have been advised that Mitchell Sinkler & Starr intends to comply with the requirements of Section 15(f) of the 1940 Act with respect to the Change of Control Event that will trigger the assignment of the New Advisory Agreement. Section 15(f) permits an investment adviser to an investment company, or any of the adviser’s affiliates, to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory agreement if: (a) for a period of three years after the time of such a transaction at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and (b) for a two- year period there is no “unfair burden” imposed on any such investment company as a result of the transaction. The term "unfair burden" is defined in Section 15(f) to include any arrangement whereby the investment advisor, or any interested person of such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

The Managing General Partners considered that the Board currently satisfies the requirement of Section 15(f) that at least 75% of its members are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser and it expects to remain so in the future. The Managing General Partners also considered Mitchell Sinkler & Starr’s representation that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Fund as a result of the Change of Control Event and it has agreed that it, and its affiliates, will take no action that would have the effect of imposing an “unfair burden” on the Fund for so long as the requirements of Section 15(f) apply.

In considering the Agreements, the Managing General Partners did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Managing General Partners the advisory fee to be paid to Mitchell Sinkler & Starr is reasonable and fair. After full consideration of the above factors, as well as other factors that the Managing General Partners considered relevant in evaluating the Agreements, the Managing General Partners unanimously concluded that the approval of the Agreements was in the best interest of the Fund and its Partners, and approved the Agreements.

BASED ON ALL OF THE FOREGOING, THE MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMEND THAT PARTNERS OF THE FUND VOTE FOR THE PROPOSALS.

ADDITIONAL INFORMATION

Record Date. Only Partners of record of the Fund at the close of business on May 21, 2021 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 227,791.40 issued and outstanding Shares of the Fund.

Required Vote and Voting Information. The approval of each Proposal described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding Shares of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Any number of Shares less than a quorum present at the Meeting in person or by proxy shall be sufficient for an adjournment. Each Partner shall have one vote for each Share and a proportionate fractional vote for each fractional Share held in such Partner’s name as of the Record Date set forth in the notice of Meeting. All proxies shall be filed with the Fund before or at the Meeting.

No such proxy shall be valid after eleven months from the date of its execution.

Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed not to be present in person or represented by proxy at the special meeting for purposes of determining a quorum.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Any Partner who has given his or her proxy to someone, has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Partner present at the Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of Partners and the accompanying proxy card will be borne by the Fund. Alliance Advisors LLC has been engaged to assist in soliciting at an estimated cost of approximately $5,000, which will be paid by the Fund. In addition to soliciting proxies by mail, one or more of the Fund’s officers, representatives or compensated third-party agents, including Alliance Advisors LLC, may aid in the solicitation of proxies by personal interview, telephone, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate Partners’ identities, to allow Partners to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Partners arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and the Partners.

Principal Holders of the Fund Shares. The beneficial or record owners of 5% or more of the outstanding Shares of the Fund as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of Partners. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.

Name and Address	Number of Shares	Percentage of the Fund
Cede & Co. Box 20 Bowling Green Station New York, NY 10004	81,603.172	35.82%
Wendy E. Jordan Trust 65 Woodland Way Piedmont, CA 94611-3837	30,555.000	13.41%
Belle Turner Bennett c/o Cross 15 Cherokee Rd. NW Atlanta GA 30305-2914	14,208.000	6.24%

Management. The following table sets forth, as of the Record Date, beneficial ownership of the Fund’s shares by each Managing General Partner.

Name of Managing General Partner	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Managing General Partner in Family of Investment Companies*
Disinterested Managing General Partner
Gordon L. Keen, Jr.	$1-$10,000	$1-$10,000
Langhorne B. Smith	$10,001-$50,000	$10,001-$50,000
David R. Wilmerding, Jr.	$1-$10,000	$1-$10,000

*	A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services and have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund is not a member of a Family of Investment Companies.

As of the Record Date, the Managing General Partners and officers of the Fund owned beneficially less than 1% of the Fund’s issued and outstanding Shares.

As of the Record Date, no officer or Managing General Partner of the Fund owns securities of, or has any other material direct or indirect interest in, Mitchell Sinkler & Starr or any person controlling, controlled by or under common control with Mitchell Sinkler & Starr. As of the Record Date, no Managing General Partner has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2020, to which Mitchell Sinkler & Starr, any parent or subsidiary of Mitchell Sinkler& Starr, or any parent or subsidiary of such entities, was a party.

Investment Adviser. The following table sets forth the name, position and principal occupation of each principal executive officer and each director of Mitchell Sinkler & Starr as of December 31, 2020. As of December 31, 2020, Mitchell Sinkler & Starr had four shareholders – William W. Wylie, W. Gregory Richardson, Heather F. McMeekin, and William D. Wilson – each of whom owned 10% or more of the outstanding voting securities of the firm. Each individual’s address is c/o Mitchell Sinkler & Starr, Two Penn Center Plaza, Suite 1320, Philadelphia, PA 19102.

Name	Principal Occupation at Mitchell Sinkler & Starr
William W. Wylie	President and Director
W. Gregory Richardson, CFA	Vice President and Director
Nancy M. Haegele	Chief Compliance Office
Mary Lou Blatteau	Treasurer

Mitchell Sinkler & Starr does not act as investment adviser or sub-adviser to any other registered investment company.

Administrator. U.S. Bank Global Fund Services (“U.S. Bank”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator. It is expected that U.S. Bank will continue to service as the Fund’s administrator after the New Advisory Agreement and the Second Advisory Agreement are approved.

Affiliated Brokers. The Fund did not pay any brokerage commissions to affiliated brokers during the fiscal year ended December 31, 2020.

Annual and Semi-annual Reports. Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to the Partners. The Fund will furnish to any Partner upon request, without charge, an additional copy of the Fund’s most recent annual report and subsequent semi-annual report. Annual and semi-annual reports to Partners may be obtained by writing to Chestnut Street Exchange Fund, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 or calling toll-free 1-866-311-7541.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of Partners instead of delivering one copy of a document to each Partner in the household. Partners of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the Fund at Chestnut Street Exchange Fund, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 or by calling toll-free at 1-866-311-7541.

Procedures for Partner Communications with the Board. The Fund’s Board of Managing General Partners (the “Board”) will receive and review written correspondence from Partners. Partners may address correspondence to individual Managing General Partners or to the full Board at the Fund’s principal business address. The Board or an individual Managing General Partner will respond to Partner correspondence in a manner that the Board or the Managing General Partner deems appropriate given the subject matter of the particular correspondence.

The Fund’s President maintains copies of all correspondence addressed to individual Managing General Partners or the Board. Copies of all such correspondence are forwarded promptly to an individual Managing General Partner or the Board, as applicable. The President responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Managing General Partner or the Board, and communicates such response to the Board or Managing General Partner to whom the correspondence was addressed.

Partner Proposals. The Fund does not intend to hold meetings of Partners except to the extent that such meetings may be required under the 1940 Act or state law. Any proposal by a Partner for consideration at a subsequent meeting of Partners should be sent in writing to the Fund’s President, Terry Wettergreen, Chestnut Street Exchange Fund, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137, within a reasonable time before the proxy statement for that meeting. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE

ENCLOSED ENVELOPE. YOU MAY VOTE BY THE INTERNET OR TELEPHONE IN

ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY

CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

[New Advisory Agreement]

ADVISORY AGREEMENT

AGREEMENT, dated [  ], 2021 between CHESTNUT STREET EXCHANGE FUND (“Fund”), and MITCHELL SINKLER & STARR, INC. (the “Adviser”).

WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”); and

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such services;

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees that the services herein set forth shall be rendered for the compensation herein provided.

2.       Services Provided by the Adviser. Subject to the supervision of the Managing General Partners of the Fund, the Adviser will provide a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. The Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. The Adviser further agrees that it:

(a)      will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof;

(b)      will conform with all applicable laws, rules and regulations (“Rules”); and

(c)      will not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund.

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The Adviser may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Adviser, to perform investment advisory services with respect to the Fund; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Fund for the acts and omissions of any sub-adviser as it is for its own acts and omissions. The Adviser may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law.

3.       Services Not Exclusive. The investment advisory services rendered by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

4.       Books and Records. In compliance with the requirements of Rule 31a-3 under the Act, the Adviser hereby agrees that all records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 under the Act.

5.       Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Fund.

6.       Compensation. For the services provided hereunder by the Adviser and the expenses assumed pursuant to this Agreement, the Fund will pay the Adviser, and the Adviser will accept as full compensation therefor, a fee computed daily and paid monthly (in arrears) at the annual rate of 0.10% of the average daily net assets of the Fund.

7.       Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by it in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.       Duration and Termination. This Agreement, unless sooner terminated as provided herein, this Agreement shall continue for an initial two year period. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, provided, such continuance for successive annual periods is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Managing General Partners of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, provided however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser, or the Adviser at any time, without payment of any penalty, on 90 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the Act.)

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9.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

10.     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

11.     No Personal Liability. The persons executing this Agreement on behalf of the Fund have executed the Agreement as Managing General Partners or officers of the Fund and not individually. The obligations of the Fund hereunder and any liabilities or claims in connection therewith are not binding upon any of the Limited Partners of the Fund individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above

MITCHELL SINKLER & STARR, INC.

By:
Atttest:

CHESTNUT STREET EXCHANGE FUND

By:
Attest:	Michael P. Malloy		Terry Wettergreen

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Exhibit B

[Second Advisory Agreement]

ADVISORY AGREEMENT

AGREEMENT, dated [  ], 2021 between CHESTNUT STREET EXCHANGE FUND (“Fund”), and MITCHELL SINKLER & STARR, INC. (the “Adviser”).

WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”); and

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such services; NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees that the services herein set forth shall be rendered for the compensation herein provided.

2.       Services Provided by the Adviser. Subject to the supervision of the Managing General Partners of the Fund, the Adviser will provide a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. The Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. The Adviser further agrees that it:

(a)      will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof;

(b)      will conform with all applicable laws, rules and regulations (“Rules”); and

(c)      will not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund.

The Adviser may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Adviser, to perform investment advisory services with respect to the Fund; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Fund for the acts and omissions of any sub-adviser as it is for its own acts and omissions. The Adviser may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law.

1

3.       Services Not Exclusive. The investment advisory services rendered by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

4.       Books and Records. In compliance with the requirements of Rule 31a-3 under the Act, the Adviser hereby agrees that all records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 under the Act.

5.       Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Fund.

6.       Compensation. For the services provided hereunder by the Adviser and the expenses assumed pursuant to this Agreement, the Fund will pay the Adviser, and the Adviser will accept as full compensation therefor, a fee computed daily and paid monthly (in arrears) at the annual rate of 0.10% of the average daily net assets of the Fund.

7.       Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by it in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.       Duration and Termination. This Agreement, unless sooner terminated as provided herein, this Agreement shall continue for an initial two year period. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, provided, such continuance for successive annual periods is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Managing General Partners of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, provided however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser, or the Adviser at any time, without payment of any penalty, on 90 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the Act.)

2

9.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

10.     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

11.     No Personal Liability. The persons executing this Agreement on behalf of the Fund have executed the Agreement as Managing General Partners or officers of the Fund and not individually. The obligations of the Fund hereunder and any liabilities or claims in connection therewith are not binding upon any of the Limited Partners of the Fund individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MITCHELL SINKLER & STARR, INC.

By:
Atttest:

CHESTNUT STREET EXCHANGE FUND

By:
Attest:	Michael P. Malloy		Terry Wettergreen

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The Fund's Board of Managing General Partners recommends you vote FOR the following proposals. **Please mark your votes like this: ☒**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

NOTE: This proxy should be marked, dated and signed by each partner exactly as such partner's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

Date: ______________________________

____
Signature of Partner (Title(s) if applicable)

____
Signature of Partner (Title(s) if applicable)

CONTROL NUMBER

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▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

If possible, please vote by phone or internet to ensure that your vote is received and registered in time for the meeting on June 25, 2021. If you vote your proxy by phone or internet, you do NOT need to mail back this proxy card.

CONTROL NUMBER

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EVERY PARTNER'S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

INTERNET

Vote Your Proxy on the Internet:
Go to
www.fcrvote.com/CHNTX

Have your proxy card available when you access the above website. Follow the prompts to vote your proxy.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-402-3905

Use any touch-tone telephone Have your proxy card available when you call. Follow the voting instructions to vote your proxy.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone